Exhibit 99.7

 December 13, 2023  Q4 2023 Financial Results Conference Call

 Safe Harbor Statement  This presentation and some of our comments during this presentation may contain projections or other forward-looking statements regarding future events, our future financial performance, and/or the future performance of the industry. These statements are predictions and contain risks and uncertainties. We refer you to the documents the Company files from time to time with the Securities and Exchange Commission. These documents contain and identify important factors that could cause the actual results for the Company to differ materially from those contained in our projections or forward-looking statements. These certain factors can be found at www.photronics.com/riskfactors. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee the accuracy of any forecasts or estimates, and we are not obligated to update any forward-looking statements if our expectations change.

2023 Summary

$892.1M Revenue	$125.5M Net Income[1]	$2.03 EPS[1]	$2.04 Adjusted[2] EPS[1]	$302.2M OCF	$499.3M Cash
+8% Y/Y	+6% Y/Y	+5% Y/Y	+23% Y/Y	+10% Y/Y	+56% Y/Y

6th consecutive year of record revenue

Photomask industry flat in 2023 amidst general slowdown in semiconductor and display sector

Margins improved on operating leverage, favorable pricing, and cost control

As largest merchant photomask provider with expansive geographic footprint, Photronics uniquely positioned to benefit from expected long-term growth in photomask demand

Capital allocation strategy and prudent balance sheet management support growth initiatives while increasing ROIC and resilience

Committed to driving long-term, profitable growth through strategic investments

[1]Net income attributable to Photronics, Inc. shareholders. [2]Adjusted EPS is a non-GAAP measure. See reconciliation included in this presentation.

PHOTRONICS, INC.
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 Q4 2023 Summary  Committed to driving long-term, profitable growth through strategic investments  1Net income attributable to Photronics, Inc. shareholders. 2Adjusted EPS is a non-GAAP measure. 1See reconciliation included in this presentation.  $227.5M  Revenue  $44.6M  Net Income1  $0.72  EPS1  $0.60  Adjusted2 EPS1  $106.6M  OCF  $499.3M  Cash  +8% Y/Y  +1% Q/Q  +20% Y/Y  +65% Q/Q  +20% Y/Y  +64% Q/Q  +18% Y/Y  +18% Q/Q  +35% Y/Y  +24% Q/Q  +56% Y/Y  +11% Q/Q  Revenue grew on strong demand across both IC and FPD as customers released new designs and ramped new fabs  Adjusted EPS increased as lower operating profit was more than offset by below-the-line items  Balance sheet fortified due to strong free cash flow generation, debt reduction, and effective management of working capital  Investing in IC capacity to capitalize on market growth trends

Long-Term Trends Driving Photomask Demand

Semiconductor: growing capacity and design activity

1. More extensive use of semiconductors **across multiple applications**
2. **Supply chain regionalization** driving investments in semiconductor fabs that creates redundant production capacity and drives photomask demand
3. **Differentiation by design** becoming factor in mainstream (ASIC) and leading-edge applications
4. Expanding EUV adoption drives semi manufacturer **outsourcing of legacy technology nodes**, increasing TAM for merchant suppliers

Display: advanced displays driving innovation

1. Global panel makers **innovating** to win AMOLED market share
2. Growing competition drives innovation and **greater mask value**
3. AMOLED manufacturing moving to **larger form factor**, requiring high-quality, advanced photomask



Design and Manufacturing Complexity is Good for Photomask Demand

PHOTRONICS, INC.
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Strategic Investment Strategy Sustains Profitable Growth  Proven Approach to Profitably Grow Revenue, Capture Market Share, and Improve ROIC  Win market share in growing IC and FPD markets  Leverage global footprint to benefit from IC regionalization trends  Capitalize on FPD technology leadership to continue improving mix  Enter long-term purchase agreements and obtain process of record  Improved pricing environment in high-end and mainstream IC   Dynamically align asset tool set to match end-market demand  Increasing benefit from operating leverage  GROW REVENUE IN EXCESS OF MARKET  MARGIN EXPANSION IMPROVES PROFITS  Operational Excellence  Commercial Excellence  Technology Leader  Global Footprint  WINNING THROUGH COMPETITIVE ADVANTAGES  Organic growth through high-return targeted capacity expansionEnter LTPAs to mitigate investment risk and quickly ramp revenues  STRATEGIC APPROACH TO CAPITAL INVESTMENTS

 Income Statement Summary  GAAP  Non-GAAP1  $M (except EPS)  Q423  Q/Q  Y/Y  Q423  Q/Q  Y/Y  Revenue  227.5   +1%  +8%  Gross Profit  84.9  -2%  +6%  Gross Margin  37.3%  -140 bps  -90 bps  Operating Income   64.8  -1%  +7%  Operating Margin  28.5%  -60 bps  -30 bps  Non-operating income  18.7  +19.6  +7.9  5.4  +1.8  +5.0  Income tax provision  20.3  +26%  +26%  16.9  -3%  +24%  Minority interest  18.5  -13%  +2%  16.1  -19%  -1%  Net income2  44.6  +65%  +20%  37.2  +18%  +19%  Diluted EPS2   0.72  +0.28  +0.12  0.60  +0.09  +0.09  Days in quarter  93  +2  +1  1See reconciliation included in this presentation. 2Net income attributable to Photronics, Inc. shareholders.  Margins declined due to lower premiums for expedited delivery  Opex decreased as percent of sales as we effectively managed costs  GAAP Non-operating income primarily consists of unrealized FX gain/loss  Non-GAAP removes effect of FX gain/loss  Minority interest reflects net income of IC JVs in Taiwan and China

 IC Product Line  $M  Q423  Q/Q  Y/Y  High-End*  57.7  27%  30%  Mainstream  106.8  (9%)  (5%)  Total  164.5  1%  5%  High-end increased as stronger design activity drove demand across regions  Mainstream softness Q/Q offset by better high-end demand  Outlook  New designs by customers to gain market share and support technology roadmap  Regionalization driving investments for global chip capacity  Able to maintain pricing in favorable supply/demand dynamic  *28nm and smaller  Totals may differ due to rounding

 FPD Product Line  *≥G10.5, AMOLED and LTPS   Totals may differ due to rounding  High-end grew on strong mobile display led by AMOLED demand  Mainstream output lowered as more production dedicated to meet strong high-end demand  Outlook  Technology development drives demand for higher-value masks  Mobile demand is expected to remain strong with rollout of new designs and emerging panel makers winning market share  $M  Q423  Q/Q  Y/Y  High-End*  53.3  7%  23%  Mainstream  9.7  (13%)  (9%)  Total  63.0  3%  17%

 Balance Sheet and Cash Flow Metrics  *Net cash is a non-GAAP term. See reconciliation included in this presentation.  Balance Sheet Provides Resilience, Enables Growth Strategy and Shareholder Value Creation  $M  Q423  Y/Y  Q/Q  Cash  499.3  +56%  +11%  Short-term Investments  12.9  -67%  -53%  Debt  24.6  -42%  -8%  Net Cash*  474.7  +71%  +13%  Operating Cash Flow  106.6  +35%  +24%  Capital Expenditures  52.5  -20%  +149%  Continued strong operating cash flow from income generation and working capital management  Debt comprised of US equipment leases  Capex targets growth in IC capacity & facility expansion  Strong balance sheet able to fund investments, share repurchases, and strategic opportunities and remain resilient to effects of industry downturns

 Q1 2024 Guidance   Revenue ($M)  217-225  Operating Margin  27%-29%  Taxes ($M)  11-15  Diluted non-GAAP EPS  $0.45-$0.53  Diluted Shares (M)  ~62  Full-year Capex (M)  ~140  Incorporation of chips in IoT, 5G, Crypto and consumer products   New designs to capture market share  Advanced display technologies  Outlook clouded by geopolitical uncertainty and macro-economic headwinds  Driving margin expansion and cash flows to deliver long-term shareholder value

 Appendix

 Revenue by Product Group ($M)  Total may differ due to rounding  IC  FPD  Mainstream  High-End  Mainstream  High-End  Total Revenue  IC Revenue  FPD Revenue  High-End: 28nm and smaller  High-End: ≥G10.5, AMOLED and LTPS

 Non-GAAP Financial Measures  Non-GAAP Net Income attributable to Photronics, Inc. shareholders and non-GAAP earnings per share, Free Cash Flow, and Net Cash are "non-GAAP financial measures" as such term is defined by the Securities and Exchange Commission, and may differ from similarly named non-GAAP financial measures used by other companies. The attached financial supplement reconciles Photronics, Inc. financial results under GAAP to non-GAAP financial information. We believe these non-GAAP financial measures that exclude certain items are useful for analysts and investors to evaluate our future on-going performance because they enable a more meaningful comparison of our projected performance with our historical results. These non-GAAP metrics are not intended to represent funds available for our discretionary use and are not intended to represent, or be used as a substitute for, gross profit, operating income, net income, cash and cash equivalents, or cash flows from operations, as measured under GAAP. The items excluded from these non-GAAP metrics, but included in the calculation of their closest GAAP equivalent, are significant components of the condensed consolidated balance sheets and statement of cash flows and must be considered in performing a comprehensive assessment of overall financial performance. Please refer to the non-GAAP reconciliations on the following pages.

 Non-GAAP Financial Measures

 Non-GAAP Financial Measures